RYDEX VARIABLE TRUST

All-Asset Conservative Strategy Fund
All-Asset Moderate Strategy Fund
All-Asset Aggressive Strategy Fund

Supplement dated September 1, 2010
to the Prospectus and Statement of Additional Information
dated May 1, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

The Board of Trustees of the Rydex Series Funds (the “Board”) approved on August 25, 2010, the closing and subsequent liquidation of the Rydex Series Funds Global 130/30 Strategy Fund (the “Fund”).  Accordingly, as a result of the Fund’s closing and effective September 1, 2010, the following series of Rydex Variable Trust, All-Asset Aggressive Strategy, All-Asset Moderate Strategy, and All-Asset Conservative Strategy Funds, will no longer invest in shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.